UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 12, 2005

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)

(310) 788-1999
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 5.1

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 12, 2005, between the Registrant and ABN AMRO Incorporated, Credit Suisse First Boston LLC, Lehman Brothers Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc., Mitsubishi Securities International plc and Scotia Capital (USA) Inc., relating to the Registrant’s 4.75% Notes due January 13, 2012 (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated January 18, 2005, establishing the terms of the Notes.

4.2	Form of certificate for the Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

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     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
/s/ Alan H. Lund
By:	Alan H. Lund
DATED: January 18, 2005	Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 12, 2005, between the Registrant and ABN AMRO Incorporated, Credit Suisse First Boston LLC, Lehman Brothers Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc., Mitsubishi Securities International plc and Scotia Capital (USA) Inc., relating to the Registrant’s 4.75% Notes due January 13, 2012 (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated January 18, 2005, establishing the terms of the Notes.

4.2	Form of certificate for the Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

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